Exhibit 1.01

Cummins Inc.
Conflict Minerals Report
For The Year Ended December 31, 2016

This Conflict Minerals Report for the year ended December 31, 2016 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (the Rule).  The Securities and Exchange Commission (SEC) adopted the Rule to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act).  The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain so called conflict minerals that are necessary to the functionality or production of their products.  “Conflict minerals” are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold (3TG).  These requirements apply to registrants whatever the geographic origin of the conflict minerals and whether or not the conflict minerals fund armed conflict in the Democratic Republic of the Congo or an adjoining country (the Covered Countries).

1.	Company Overview

This report has been prepared by the management of Cummins Inc. (herein referred to as “Company,” “we,” “us,” or “our”).  The information in this report includes the activities of all majority-owned subsidiaries and other entities that are required to be consolidated. It does not include the activities of entities that are not required to be consolidated.

Cummins Inc. is a global power leader that designs, manufactures, distributes and services diesel and natural gas engines and engine-related component products, including filtration, after-treatment, turbochargers, fuel systems, controls systems, air handling systems and electric power generation systems.  We sell our products to original equipment manufacturers (OEMs), distributors and other customers worldwide.  We serve our customers through a network of over 600 company-owned and independent distributor locations and over 7,200 dealer locations in more than 190 countries and territories.

We conducted an analysis of our products and determined that it is possible that 3TG may be found in the majority of our products.  However, we believe that the amount and value of 3TG that may be in any given product is generally de minimis compared to the size and value of the product as a whole.

Conflict Minerals Policy

We have adopted the following conflict minerals policy:

It is a policy of Cummins Inc.:

•
To make reasonable efforts: a) to know, and to require each Cummins Inc. supplier to disclose to Cummins, the sources of Conflict Minerals used in its products; and b) to eliminate procurement, as soon as commercially practicable, of products containing Conflict Minerals obtained from sources that fund or support inhumane treatment in the Covered Countries.

•
To require Cummins Inc. suppliers to assist the Company to comply with the disclosure requirements of Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and the rules of the U.S. Securities and Exchange Commission promulgated pursuant to that law, as well as any related laws and rules.

2.	Reasonable Country of Origin Inquiry (RCOI)

Scope of the Reasonable Country of Origin Inquiry Review

We designed our Reasonable Country of Origin Inquiry (RCOI) to provide a reasonable basis for us to determine whether we source 3TG from Covered Countries.  In 2016, we identified those suppliers who we knew to have supplied, or otherwise were highly likely to have supplied (e.g., electronics suppliers), components and materials containing 3TG.  Through our scoping exercise, we identified over 900 direct suppliers representing over 27% of our 2016 expenditures for direct components and materials.

We conducted a survey of these suppliers using the template developed by the Electronic Industry Citizenship Coalition® (EICC®) and The Global e-Sustainability Initiative (GeSI), known as the Conflict Minerals Reporting Template (the Template).  The Template was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain.  It includes questions regarding a direct supplier’s conflict minerals policy, engagement with its direct suppliers, origin of conflict minerals included in its products, supplier due diligence, and a listing of the smelters the direct supplier and its suppliers use.  Written instructions and recorded training illustrating the use of the tool is available on the EICC’s website.  Many companies are using the Template in their RCOI and due diligence processes related to conflict minerals.

RCOI Results

In an effort to obtain the highest practical response rate, our process included multiple rounds of communication and follow-up including mail, email, and telephone calls.  We received a response from suppliers representing the majority of in-scope direct material and components expenditures.  We reviewed the responses against criteria developed to determine which responses required further engagement with our suppliers.  These criteria included untimely or incomplete responses as well as inconsistencies within the data reported in the Template.  We worked directly with these suppliers to obtain a revised response and/or additional clarity regarding their submission.

Most of the responses we received indicated that the 3TG in the suppliers’ components and materials either 1) did not originate from a Covered Country, 2) were not necessary to the functionality of the components and materials or 3) the source country was undeterminable.  However, after reviewing the results of our RCOI, we determined that we had reason to believe that some of the 3TG necessary for the functionality or production of our products, from a small number of suppliers, may have originated in a Covered Country during 2016, all within the meaning of the Rule.  We conducted our RCOI in good faith, and we believe that such inquiry was reasonable to allow us to make our determination. Accordingly, the Company proceeded to exercise due diligence on the source and chain of custody of the 3TG.

3.	Due Diligence Process

3.1 Design of Due Diligence

We designed our due diligence measures to conform, in all material respects, with the framework in The Organization for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (OECD Guidance) and the related Supplements for gold and for tin, tantalum, and tungsten.

3.2 Management Systems

Conflict Minerals Policy

As described above, the Company has adopted a conflict minerals policy.

Internal Team

We have developed a cross-functional team to set our conflict minerals strategy and ensure timely implementation and execution of our program.  Our Materials Compliance Leader, with support from our Environmental Materials Council, has primary responsibility for program execution.  Guidance on the overall strategy and implementation is provided by the Corporate Purchasing Leadership Team, the Legal Department, and the Ethics and Compliance Department.  Senior management is briefed about the results of our program on a regular basis.

Control Systems and Supplier Engagement

As a company well downstream in the supply chain, we do not have a direct relationship with 3TG smelters and refiners.  We engage with our suppliers and other major manufacturers in our industry and rely on information provided through the EICC-GeSI Conflict Minerals Reporting Template to gather information on the source and chain of custody of the conflict minerals in our products.

In 2013, we updated our Supplier Code of Business Conduct (Supplier Code) to address, among other things, conflict minerals and the requirement of our suppliers to provide information on their use of these minerals.  Our supplier contracts include a requirement that the supplier comply with the Supplier Code.  Contracts with our suppliers are frequently in force for three to five years, and we are ensuring that any new or renewed contracts incorporate the most up-to-date version of the Supplier Code.  In conjunction with that process, we are also asking our suppliers to certify that they have received the updated Supplier Code and intend to comply.  We conduct periodic audits of our suppliers to validate compliance with the Supplier Code.

Records Retention

We will retain documentation related to our conflict minerals compliance program according to our Corporate Record Retention Schedule.

Grievance Mechanism

We have longstanding grievance mechanisms whereby employees and suppliers can report potential violations of the Company’s policies, including our conflict minerals policy.  Our supplier Internet portal and Cummins website includes contact information that individuals can use to voice any concerns.

3.3 Identify and Assess Risk in the Supply Chain

Because of our size, the complexity of our products, and the depth, breadth, and constant evolution of our supply chain, it is difficult to identify second and third tier suppliers beyond our direct supply base.  Through our RCOI process (see section 2 above), we rely on our suppliers whose materials or components contain 3TG to provide us with information about the source of 3TG contained in those materials or components.  Our direct suppliers similarly rely upon information provided by their suppliers.  Many of our largest suppliers either are SEC registrants and subject to the Rule or are suppliers to other SEC registrants that are subject to the Rule.

3.4 Design and Implement a Strategy to Respond to Risks

In conjunction with our risk assessment process, the Company has developed, and management has approved, a risk management plan.  Through our due diligence process we attempt to determine the source and chain of custody of the necessary conflict minerals we know, or have reason to believe, originated in a Covered Country.

As a downstream company, we generally do not have a direct relationship with smelters and/or refiners.  Most of the work toward this aspect of the OECD Guidance is carried out indirectly through our suppliers or through our involvement with industry working groups/coalitions.

As a downstream company, we largely focus on the accuracy and quality of the representations our direct suppliers make regarding the source and chain of custody of their conflict minerals.  The Company evaluates its direct suppliers’ responses to RCOI and due diligence inquiries based on the risk or likelihood that they are giving an incorrect response or that a non-response may indicate the supplier is purchasing from a known conflict source and does not wish to disclose this fact.  When necessary, issues are escalated to the appropriate level internally and with the supplier.

In evaluating the responses from its suppliers, the Company screens all responses for overall risk factors associated with the veracity of the information supplied.  Suitable, measurable risk mitigation plans are developed as needed on a case-by-case basis.  To date, we have found no instances where it was necessary to terminate a contract or find a replacement supplier.

3.5 Carry Out Independent Third Party Audits of Supply Chain Due Diligence at Identified Points in the Supply Chain

We do not typically have a direct relationship with 3TG smelters and refiners and do not perform or direct audits of these entities within our supply chain.  We support audits by engaging our upstream partners who are closer to the source and by supporting the processes carried out through the Conflict Minerals Reporting Template.

3.6 Report on Supply Chain Due Diligence

This conflict minerals report is being filed with the SEC as an exhibit to our specialized disclosure report on Form SD and is available on our website at http://now.cummins.com/conflictminerals.

4.	Due Diligence Results

Through our due diligence process we found that the majority of the suppliers we believed could be sourcing from a Covered Country were unable to determine the smelter or refiner of the 3TG in their products.  A small number of suppliers were able to provide a partial list of smelters and refiners.  These suppliers informed us that they were continuing to exercise their own due diligence efforts, but felt they would be unable to provide a complete list of smelters/refiners prior to the filing deadline. We compared the partial lists provided by our suppliers to those published by organizations such as the USGS, GAO, LBMA, EICC/GESI, and/or DMCC/WGC.  Through this process we were able to identify and address gaps in data, spelling errors, and eliminate duplicate records in order to arrive at the consolidated list of smelters and refiners.

The large majority of the responses received provided data at the supplier company level or a division/segment level relative to the supplier, rather than at a level directly relating to a part number that the supplier supplies to us, or were otherwise unable to specify the smelters or refiners used for components supplied to us. We were therefore unable to determine whether any of the 3TG that these suppliers reported was contained in components supplied to us or to validate that any of these smelters or refiners are actually in our supply chain.  However, based on the information we obtained from our suppliers, we believe that, to the best of our knowledge, the smelters and refiners listed in Annex I to this conflict minerals report may have been used to process the 3TG contained in the products we manufactured.

Efforts to Determine Mine or Location of Origin

Refer to sections 2 and 3 above for details on our RCOI and due diligence processes.  We believe that these processes are the most reasonable efforts we can make to determine the mines or locations of origin of the 3TG in our supply chain.

5.	Planned Program Improvements

We intend to continue to take the following steps to improve our conflict minerals program:

a)	As described in section 3.2 above, new or renewed supplier contracts will include updated Supplier Code of Conduct language which requires the suppliers to support our conflict minerals program.

b)	Engage with suppliers and direct them to training resources to attempt to increase the response rate and improve the content of the supplier survey responses.

c)	Continue to work with our peers, suppliers, and industry groups to define and improve best practices and build leverage over the supply chain in accordance with the OECD Guidance.

d)	Continue our due diligence efforts to identify and address gaps in data in order to arrive at an accurate list of smelter locations.

ANNEX I

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification
Gold	A&M Minerals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Gold	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold	Academy Precious Metals (China) Co., Ltd.	CHINA
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015
Gold	AGoSI	GERMANY
Gold	AGR Matthey	AUSTRALIA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560
Gold	Al Ghaith Gold (private, 100%)	UNITED ARAB EMIRATES
Gold	Allgemeine Gold	CHINA
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041
Gold	AnChen solder Plant , Zhenpu Villiage , Nanlian, Longgang Street, Shenzhen	CHINA
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	CID000058
Gold	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
Gold	Argor-Heraeus S.A.	SWITZERLAND	CID000077
Gold	Asahi Pretec Corp.	JAPAN	CID000082
Gold	Asahi Refining Canada Ltd.	CANADA	CID000924
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	CID000920
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090
Gold	ASARCO Incorporated	UNITED STATES OF AMERICA
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103
Gold	Atotech	GERMANY
Gold	AU Traders and Refiners	SOUTH AFRICA	CID002850
Gold	Audiua, Escardida	CHILE
Gold	AURA-II	UNITED STATES OF AMERICA	CID002851
Gold	Aurubis AG	GERMANY	CID000113
Gold	Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	BALORE REFINERSGA	INDIA
Gold	Bangalore Refinery	INDIA	CID002863
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
Gold	Bangkok Assay	THAILAND
Gold	Batu Hijau Gold/Copper Mining	INDONESIA
Gold	Bauer Walser AG	GERMANY
Gold	Boliden AB	SWEDEN	CID000157
Gold	BRIGHT-E	CHINA
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176
Gold	Caridad	MEXICO	CID000180
Gold	Casa da Moeda do Brasil	BRAZIL
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185
Gold	Cendres + Métaux S.A.	SWITZERLAND	CID000189
Gold	Chang Cheng Gold and Silver Refinery Co., Ltd.	CHINA
Gold	Changsanjiao elc. Ltd	CHINA
Gold	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Gold	Changzhou Chemical Research Institute Co. Ltd	CHINA
Gold	Chenzhou,Chenzhou Mining Group	CHINA
Gold	Cheong Hing	HONG KONG
Gold	Chernan Technology co., Ltd.	CHINA
Gold	Chernan Technology co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	chi cold intertiol resources corp.ltd	CHINA
Gold	Chi Golddeal	CHINA
Gold	Chi Sino-Platinum Metals Co., Ltd	CHINA
Gold	Chimet S.p.A.	ITALY	CID000233
Gold	China Golddeal Investment Co. Ltd	CHINA
Gold	China National Gold Group Corporation	CHINA
Gold	China Sino-Platinum Metals Co., Ltd	CHINA
Gold	China's nonferrous mining group co., LTD	CHINA
Gold	China's Shangdong Gold Mining Co., Ltd	CHINA
Gold	CHIN-LEEP ENTERPRISE CO., LTD.	TAIWAN, PROVINCE OF CHINA
Gold	Chugai Mining	JAPAN	CID000264
Gold	Cloud Hunan, Chenzhou ore smelts the information of contacting of Co., Ltd.	CHINA
Gold	Codelco	CHILE
Gold	Codelco - Ventanas Smelter & Refinery	CHILE
Gold	Colt Refining	UNITED STATES OF AMERICA
Gold	Cookson Sempsa	SPAIN
Gold	CORE PMG	GERMANY
Gold	CV Nurjanah	INDONESIA
Gold	Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)
Gold	DaeryongENC	KOREA (REPUBLIC OF)
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343
Gold	DCI_Metalor Technologies Singapore Pte Ltd	SWITZERLAND
Gold	Deep Rich Material Technology Co., Ltd.	CHINA
Gold	Do Sung Corporation	SOUTH AFRICA
Gold	DODUCO GmbH	GERMANY	CID000362
Gold	Dongguan Cameroon Chemical Materials Co., Ltd.	CHINA
Gold	Dong''guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA
Gold	Dongguan Tangzia re-sho	CHINA
Gold	DONGGUANG JINNJI PRECISION DIE MACHINE INC.	CHINA
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold	Dowa	JAPAN	CID000401
Gold	DRW	UNITED STATES OF AMERICA
Gold	DS Force Shop	JAPAN
Gold	DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)
Gold	Dujinshui zhihuan fanying	CHINA
Gold	Echememi Enterprise Corp. (Futures Exchange)	CHINA
Gold	Eco-System Recycling Co., Ltd.	JAPAN	CID000425
Gold	electro metals	UNITED STATES OF AMERICA
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA	CID001322
Gold	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561
Gold	Engelhard London	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Gold	ERCEI	FRANCE
Gold	ESG Edelmetallservice GmbH & Co. KG	GERMANY
Gold	Faggi Ericeo S.p.A	ITALY
Gold	Feinhütte Halsbrücke GmbH	GERMANY
Gold	Foxconn	TAIWAN, PROVINCE OF CHINA
Gold	Fuji Metal Mining Corp	JAPAN
Gold	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	CID000522
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	CID002459
Gold	Gejiu Kai Meng Industry and Trade LLC	CHINA
Gold	GEJIU ZILI MINING & SMELTING CO. LTD.	CHINA
Gold	Given Ming Industrial Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Gold and silver refining strokes Ltd.	CHINA
Gold	Gold Refinery of Guangdong Gaoyao Hetai Gold Mine	CHINA
Gold	Gold Zhaoyuan	CHINA
Gold	Great Wall Gold and Silver Refinery of China	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909
Gold	Guandong Jinding Material co., Ltd.	CHINA
Gold	Guandong MingFa Precious Metal Co., Ltd	CHINA
Gold	guang dong jin xian gao xin cai liao gong si	CHINA
Gold	GUANGDONG HUA JIAN TRADE DO., Ltd	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312
Gold	Guangdong JINDING High-tech Material Co., Ltd	CHINA
Gold	Guangdong macro jin precious metal smelting plant	CHINA
Gold	Guangdong Mingfa Precious Metals Co., Ltd.	CHINA
Gold	GuangZHou Jin Ding	CHINA
Gold	Guixi Smelter	CHINA
Gold	Gujarat Gold Centre	INDIA	CID002852
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651
Gold	H. Drijfhout & Zoon-Amsterdam-Melters	NETHERLANDS
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671
Gold	Hanhua jinshu	CHINA
Gold	Hareus Ltd . Hongkong	CHINA
Gold	Harima Smelter	JAPAN
Gold	Harmony Gold Refinery	SOUTH AFRICA
Gold	HE NAN SAN MEN XIA GOLD SMELTING PLANT	CHINA
Gold	Heesung Catalysts Corp	KOREA (REPUBLIC OF)
Gold	Heesung Metal Ltd	AUSTRALIA
Gold	Heesung Metal Ltd	KOREA (REPUBLIC OF)
Gold	Heimerle + Meule GmbH	GERMANY	CID000694
Gold	Henan Lingbao Gold Co., Ltd.	CHINA
Gold	Heraeus GmbH	CANADA
Gold	Heraeus Hong Kong	HONG KONG
Gold	Heraeus Incorporated	UNITED STATES OF AMERICA
Gold	Heraeus limited	CHINA
Gold	Heraeus Ltd. Hong Kong	CHINA	CID000707
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711
Gold	Heraeus Technology Center	CHINA
Gold	HERA-KOREA	KOREA (REPUBLIC OF)
Gold	HeTai Gold Mineral GuangDong Ltd. Co.	CHINA
Gold	Hiroshima East Jinding tech materials	CHINA
Gold	Hisikari Mine	JAPAN
Gold	HMG	GERMANY
Gold	Hon Hai Precision Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Hon Shen Co. Ltd	CHINA
Gold	Hon Shen Co. Ltd	TAIWAN, PROVINCE OF CHINA
Gold	Hong Da qiu	CHINA
Gold	HonHai Precision Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Honorable Hardware Craft Product Limited Company	CHINA
Gold	Hop Hing electroplating factory Zhejiang	CHINA
Gold	HUANGGANG CITY TONGDING METALLIC MATERIAL CO.LTD	CHINA
Gold	Hun Chenzhou Mining Group Co. Ltd.	CHINA
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767
Gold	HUTTI GOLD MINES CO LTD.	INDIA
Gold	HwaSeong CJ Co., Ltd.	KOREA (REPUBLIC OF)	CID000778
Gold	Hwasung CJ Co., Ltd.	SOUTH AFRICA
Gold	Indonesian state tin corporation	INDONESIA
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807
Gold	ISLAND GOLD REFINERY	CHINA
Gold	Istanbul Gold Refinery	TURKEY	CID000814
Gold	Japan Mint	JAPAN	CID000823
Gold	Japan Pure Chemical	JAPAN
Gold	Jia Lung Corp.	TAIWAN, PROVINCE OF CHINA
Gold	Jiangxi Copper Co., Ltd.	CHINA	CID000855
Gold	Jiangxi Copper Company Limited	CHINA
Gold	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp.	CHINA
Gold	Jin Dong Heng	CHINA
Gold	Jin Jinyin refining limited	CHINA
Gold	JinBao Electronic Co., Ltd.	CHINA
Gold	Jinfeng Gold Mine Smelter	CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	JIX Nippon Mining & Metals Co. Ltd.	JAPAN
Gold	Johnson Matthey Hong Kong Ltd.	CHINA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
Gold	JX Nippon Mining and Metals	JAPAN
Gold	K.A. Rasmussen AS	NORWAY
Gold	Kai Unita Trade Limited Liability Company	CHINA
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563
Gold	Kanfort Industrial (Yantai) Co. Ltd.	CHINA
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956
Gold	Kazzinc	KAZAKHSTAN	CID000957
Gold	Kee Shing	HONG KONG
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	CID000969
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND	CID002511
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981
Gold	Korea Zinc Co. Ltd.	KOREA (REPUBLIC OF)
Gold	Kosak Seiren	JAPAN
Gold	Kunshan Jinli chemical industry reagents co., Ltd.	CHINA
Gold	KYOCERA	JAPAN
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	CID001032
Gold	LG-Nikko	KOREA (REPUBLIC OF)
Gold	Lian Xing Plating Factory	CHINA
Gold	lianqi plating Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Lifu Precious Metals company limited	CHINA
Gold	Lingbao Gold Co., Ltd.	CHINA	CID001056
Gold	Lingbao Jinyuan Tong Hui Refinery Co. Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058
Gold	LINXENS	FRANCE
Gold	LS-Nikko Copper Inc	KOREA (REPUBLIC OF)
Gold	Ltd. Gold trading company	CHINA
Gold	Ltd. Tokuriki head office	JAPAN
Gold	Luo men ha si	CHINA
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093
Gold	macderlun	CHINA
Gold	Materion	UNITED STATES OF AMERICA	CID001113
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
Gold	Meta low Technologies Japan, Ltd.	JAPAN
Gold	Metahub Industries Sdn. Bhd.	MALAYSIA
Gold	Metalli Preziosi S.p.A.	ITALY
Gold	Metallic Resources Inc	UNITED STATES OF AMERICA
Gold	Metallo Chimique	BELGIUM
Gold	Metalor	UNITED STATES OF AMERICA
Gold	METALOR COATINGS ( TAIWAN )CORPORATION	TAIWAN, PROVINCE OF CHINA
Gold	Metalor France	FRANCE
Gold	Metalor Germany	GERMANY
Gold	Metalor Shanghai	CHINA
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149
Gold	Metalor technologies (HONG KONG)LIMITED TAIWAN BRANCH	TAIWAN, PROVINCE OF CHINA
Gold	Metalor Technologies (Japan) Corporation	JAPAN
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147
Gold	Metalor Technologies S.A.	SWITZERLAND	CID001153
Gold	Metalor Technologies Singapore Pte Ltd	CHINA
Gold	Metalor Technology (Suzhou)	CHINA
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	CID001157
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO	CID001161
Gold	Meterion	UNITED STATES OF AMERICA
Gold	Met-Mex Peñoles, S.A.	MEXICO
Gold	Minsur	PERU
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188
Gold	Mitsui & Co Precious Metals Inc	JAPAN
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	HONG KONG
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
Gold	Mitubishi Materials Corporation	JAPAN
Gold	Mitui Kinzoku Co. Ltd. Takehara Seirenjyo	JAPAN
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509
Gold	Modeltech Sdn Bhd	MALAYSIA	CID002857
Gold	Monopoly Ltd. Zhuhai toxic materials	CHINA
Gold	Mori silver	JAPAN
Gold	Morigin Company	JAPAN
Gold	Morris and Watson	NEW ZEALAND	CID002282
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204
Gold	MPF	FRANCE
Gold	Municipal Public Security Bureau	CHINA
Gold	N.E. Chemcat Corporation	JAPAN
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	CID001220
Gold	Nanchang Cemented Carbide Limited Liability Company	CHINA
Gold	Nanchuangshenghua Non-Ferrous Metal Alloy Factory	CHINA
Gold	Nathan Trotter & Co., Inc	UNITED STATES OF AMERICA
Gold	Natsuda Sangyo Co., Ltd.	JAPAN
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
Gold	Nihama Nickel Refinery	JAPAN
Gold	Nihon Material Co. Ltd.	CHINA
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259
Gold	Niihama Toyo Smelter & Refinery	JAPAN
Gold	Ningbo Yinzhou Ningbo of precious metal recycling plant	CHINA
Gold	Nittesu Mining Co., Ltd.	JAPAN
Gold	No.102,Qingliang Rd.,Changzhou	CHINA
Gold	Nohon Material Corporation	JAPAN
Gold	Non-Disclosure	GERMANY
Gold	NORSUN CIRCUITED ENTERPRISE CO., Ltd.	CHINA
Gold	Nyrstar Metal	AUSTRALIA
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493
Gold	Orelec	FRANCE
Gold	PAMP S.A.	SWITZERLAND	CID001352
Gold	Pan-billed traffic Copper Co., Ltd.	JAPAN
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362
Gold	Perth Mint Australia	AUSTRALIA
Gold	Philippine Associated Smelting and Refining Corporation	PHILIPPINES
Gold	PJ-USA	AMERICAN SAMOA
Gold	Pogo Gold Mining	UNITED STATES OF AMERICA
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397
Gold	PT Indra eramulti Logam Industri	INDONESIA
Gold	PT KOBA Tin	INDONESIA
Gold	PT Timah	INDONESIA
Gold	PX Précinox S.A.	SWITZERLAND	CID001498
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512
Gold	Remondis Argentia B.V.	NETHERLANDS	CID002582
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA	CID002510
Gold	Rohm & Haas	CHINA
Gold	Royal Canadian Mint	CANADA	CID001534
Gold	rui sheng	INDONESIA
Gold	SAAMP	FRANCE	CID002761
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	CID001546
Gold	Safimet Spa. (Gold refiners)	ITALY
Gold	SAFINA A.S.	CZECH REPUBLIC	CID002290
Gold	Sai Refinery	INDIA	CID002853
Gold	Saint chemical industrial raw materials OK	CHINA
Gold	Samduck Precious Metals	KOREA (REPUBLIC OF)
Gold	Samhwa non-ferrorus Metal ind.co.ltd	KOREA (REPUBLIC OF)
Gold	SAMWON METALS Corp.	KOREA (REPUBLIC OF)
Gold	SAXONIA Edelmetalle GmbH	GERMANY	CID002777
Gold	Schone Edelmetaal B.V.	NETHERLANDS	CID001573
Gold	SCHOOT	GERMANY
Gold	Scotia Mocatta	HONG KONG
Gold	Scotia Mocatta, The Bank of Nova Scotia	UNITED STATES OF AMERICA
Gold	SEMPSA Joyería Platería S.A.	SPAIN	CID001585
Gold	Sendi (Japan): Kyocera Corporation	JAPAN
Gold	Senju Metal Industry Co., Ltd.	JAPAN
Gold	Sewon Korea	KOREA (REPUBLIC OF)
Gold	SGE (Shanghai Gold exchange) - Gold transaction authorities in China	CHINA
Gold	Shan Dong Huangjin	CHINA
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA
Gold	Shandon Jin Jinyin Refining Limited	CHINA
Gold	Shandong zhaojin gold	CHINA
Gold	Shandong Gold Mining Co., Ltd	CHINA
Gold	shandong huangin	CHINA
Gold	Shandong Humon Smelting Co., Ltd.	CHINA
Gold	Shandong Jun Mai Fu	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Gold	SHANDONG ZHAOJIN LIFU	CHINA
Gold	Shandong Zhaoyan Gold Argentine refining company	CHINA
Gold	Shangdong Humon Smelting Co., Ltd.	CHINA
Gold	Shanghai Gold Exchange (SGE)	CHINA
Gold	Shanghai gold trader	CHINA
Gold	Shanghai Jinsha Shiye Co., Ltd.	CHINA
Gold	Sheffield Smelting Co. Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Gold	Shen Zhen Thousand Island Ltd.	CHINA
Gold	SHENGYI TECHNOLOGY.CO.,LTD	AUSTRALIA
Gold	Shenxhen Tiancheng Chemical Co Ltd	CHINA
Gold	shenzhen fujun material technology co ltd	CHINA
Gold	Shenzhen Fu Chun material limited compand	CHINA
Gold	SHENZHEN FUJUN MATERIAL TECHNOLOGY CO,LTD	CHINA
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA
Gold	Shenzhen Tiancheng Chemical Co., Ltd.	CHINA
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	ShenzhenZhonghenglongRealIndustryCo.,Ltd.	CHINA
Gold	Shingdong-a	KOREA (REPUBLIC OF)
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	SINO-PLATINUM METALS CO.,LTD	CHINA
Gold	Smitomo Hisikari Mine	JAPAN
Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA	CID001754
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756
Gold	Soka Plant	JAPAN
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	Solartech	CHINA
Gold	Soochow University	CHINA
Gold	Soochow University's	CHINA
Gold	Southern Copper Corporation - Grupo Mexico	MEXICO
Gold	Souzhou XingRui Noble	CHINA
Gold	St. chemical industrial raw material line	TAIWAN, PROVINCE OF CHINA
Gold	STANDARD (GROUP) Ltd.	CHINA
Gold	Stender Electronic Materials Co., Ltd. of Dongguan City	CHINA
Gold	Stent Chemical Group Co.	CHINA
Gold	Substrate	CHINA
Gold	Sumisho Materials Corp.	JAPAN
Gold	Sumitomo Metal Mining Co. Ltd.	AUSTRALIA
Gold	Sumitomo Metal Mining Co. Ltd.	JAPAN
Gold	Sumitomo Metal Mining Co., Ltd.	CHINA
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Gold	Sumitomo Metal Mining Co., Ltd.	PERU
Gold	Super Dragon Technology Co., Ltd.	CHINA
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Suzhou University Special Chemical Reagent Co., Ltd	CHINA
Gold	Suzhou University Special Chemical Reagent Co., Ltd.	CHINA
Gold	Suzhou University Special Chemical Reagent Industry Co.	CHINA
Gold	Suzhou Xingrui Noble	CHINA
Gold	Suzhou Xingrui Noble Metal Material Co., Ltd.	CHINA
Gold	Suzuki Kikinzoku Kako K.K.	JAPAN
Gold	Swiss METALOR Group	CHINA
Gold	T.C.A S.p.A	ITALY	CID002580
Gold	Tai zhou chang san Jiao electron Co.,Ltd	CHINA
Gold	Taicang City Nancang Metal Material Co., Ltd.	CHINA
Gold	Taipeng	SWITZERLAND
Gold	Taizhou Delta Electronics Co., Ltd.	CHINA
Gold	TAIZHOU MAYOR RIVER ELECTRON LIMITED COMPANY.	CHINA
Gold	Taizhou Yangtze River Delta Electron Ltd.	UNITED STATES OF AMERICA
Gold	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Gold	Tanaka Kikinnzoku Kogyo K.K.	TAIWAN, PROVINCE OF CHINA
Gold	Tanaka Kikinzoku International Co.,	SINGAPORE
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Technic Inc	UNITED STATES OF AMERICA
Gold	Thaisarco	THAILAND
Gold	The Bank of Nova Scotia (LMBA)	HONG KONG
Gold	The Department of Public Safety	CHINA
Gold	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA
Gold	The Hutti Gold Mines Co Ltd	INDIA
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916
Gold	The Swiss METALOR Group	CHINA
Gold	The trade of Tanaka Precious Metals	JAPAN
Gold	Timah Company	INDONESIA
Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938
Gold	Tong Ling Jin Dian electrical technology CO. LTD.	CHINA
Gold	TONGDING METALLIC MATERIAL CO.LTD	CHINA
Gold	TongLing Jin Dian electrical technology Co., Ltd.	CHINA
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947
Gold	Tony Goetz NV	BELGIUM	CID002587
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615
Gold	Torecom	KOREA (REPUBLIC OF)
Gold	Toyo Smelter & Refinery of Sumitomo Metal Mining Co.,Ltd	JAPAN
Gold	Umicore Brasil Ltda.	BRAZIL	CID001977
Gold	Umicore Galvanotechnik GmbH	BELGIUM
Gold	Umicore Galvanotechnik GmbH	GERMANY
Gold	Umicore Precious Metal Refining	BRAZIL
Gold	Umicore Precious Metal Refining	UNITED STATES OF AMERICA
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	CID001980
Gold	Uniforce Metal Industrial Corp.	CHINA
Gold	Uniforce Metal Industrial Corp.	HONG KONG
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	CID001993
Gold	United Refining	UNITED STATES OF AMERICA
Gold	United Stated of America Univertical International (Suzhou) Co., Ltd.	UNITED STATES OF AMERICA
Gold	Universal Precious Metals Refining Zambia	ZAMBIA	CID002854
Gold	Unknow smelter name, but PCB part is from Nam Hing Industrial Laminate Ltd.	CHINA
Gold	Valcambi S.A.	SWITZERLAND	CID002003
Gold	Viagra Di precious metals (Zhaoyuan) Ltd.	CHINA
Gold	W.C. Hereaus GmbH	CANADA
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778
Gold	WIELAND METALS SHANGHAI LTD.	CHINA
Gold	Williams Brewster	UNITED STATES OF AMERICA
Gold	Williams Gold Refining Company	CANADA
Gold	Williams Gold Refining Company	UNITED STATES OF AMERICA
Gold	Wuxi City Precious Metal Electronic Material Fty	CHINA
Gold	Wuxi Middle Treasure Materials	CHINA
Gold	WUXI YUNXI SANYE SOLDER FACTORY	CHINA
Gold	Xiamen Honglu Tungsten Molybdenum Industry Co., Ltd.	CHINA
Gold	Xiamen Police Station	CHINA
Gold	YAITAI,SHANDONG RECRUITS THE INCORPORATED COMPANY OF THE GOLD LI BLESSING PRECIOUS METAL	CHINA
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN	CID002100
Gold	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA
Gold	Yantai Kanfort Pioneer Metals Corporation	CHINA
Gold	Yantai Zhaojin Lai Fuk Precious Metals Co., Ltd.	CHINA
Gold	Yantai Zhaojin Lifu Expensive Metal Co., Ltd.	CHINA
Gold	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129
Gold	Yunn Chengfeng Non-Ferrous Metals Co Ltd	CHINA
Gold	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197
Gold	Yunnan Gold Company Limited	CHINA
Gold	Yunnan Tin Company Limited	CHINA
Gold	YunNanChengFeng color metal CO.,LTD.	CHINA
Gold	Zhao yuan gold smelter of ZhongJin gold corporation	CHINA
Gold	Zhaojin Group&Gold Mineral China Co., Ltd.	CHINA
Gold	ZhaoJin Mining Industry Co.,Ltd.	CHINA
Gold	Zhaojin refining	CHINA
Gold	zhaojinjinyinyelian	CHINA
Gold	Zhaoyuan gold smelting co., Ltd.	CHINA
Gold	Zhaoyuan Li Fu Industrial	CHINA
Gold	Zhe Jiang Guang Yuan Noble Maetal Smelting Factory	CHINA
Gold	ZhongKuang Gold Industry CO.,LTD	CHINA
Gold	Zhongkuang Gold Industry Limited Company	CHINA
Gold	ZHONGSHAN HYPER-TOXIC SUBSTANCE.MORWPOLICED.CO.LTD	CHINA
Gold	Zhongshan poison material monopoly company	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Gold	Zhonshan Public Security Bureau Guangdong	CHINA
Gold	Zhuzhou Smelting Group Co., Ltd.	CHINA
Gold	Zi Jin Mining Group Co., Ltd.	CHINA
Gold	Zi Jin Yinhui gold smelters in Luoyang	CHINA
Gold	Zi Jin Yinhui gold smelters in Luoyang	SOUTH AFRICA
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243
Tantalum	Advanced Metallurgical Group N.V. (AMG)	UNITED STATES OF AMERICA
Tantalum	AGL	UNITED STATES OF AMERICA
Tantalum	Allied Material	JAPAN
Tantalum	Arroz Corporation	JAPAN
Tantalum	B. AIZU, JAPAN (OCTOBER 13, 2010)	JAPAN
Tantalum	BÖHLER Schmiedetechn	AUSTRIA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211
Tantalum	Chaozhou Xianglu Tun	CHINA
Tantalum	Companhia Industrial Fluminense(CIF)	BRAZIL
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291
Tantalum	DAIDO STEEL	JAPAN
Tantalum	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tantalum	Designed Alloys	UNITED STATES OF AMERICA
Tantalum	Duoluoshan	CHINA	CID000410
Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum	F&X Electro-Materials Ltd.	BRAZIL
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505
Tantalum	Fuji Metal Mining Corp	JAPAN
Tantalum	Fujian Nanping	CHINA
Tantalum	Gannon & Scott	UNITED STATES OF AMERICA
Tantalum	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tantalum	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tantalum	Global Advanced Metals	AUSTRALIA
Tantalum	Global Advanced Metals	JAPAN
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	CID000616
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND	CID002544
Tantalum	H.C. Starck GmbH Goslar	GERMANY	CID002545
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY	CID002546
Tantalum	H.C. Starck Group	GERMANY
Tantalum	H.C. Starck Group	JAPAN
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547
Tantalum	H.C. Starck Ltd.	JAPAN	CID002549
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY	CID002550
Tantalum	Han Sung Metar	KOREA (REPUBLIC OF)
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
Tantalum	Heraeus Material Technology GmbH null KG (Heraeus Holding GmbH)	GERMANY
Tantalum	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tantalum	Huntington Alloys Corp	UNITED STATES OF AMERICA
Tantalum	Innova Recycling GmbH	GERMANY
Tantalum	Jade-Sterling	UNITED STATES OF AMERICA
Tantalum	Japan New Metals Co LTd	JAPAN
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512
Tantalum	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tantalum	Jiangxi Tungsten Industry Group Co Ltd	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842
Tantalum	Jiangxi Yichun	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506
Tantalum	JX Nippon Mining & Metals Co., Ltd	JAPAN
Tantalum	KAMET Blue Powder Corporation	UNITED STATES OF AMERICA
Tantalum	KEMET Blue Metals	MEXICO	CID002539
Tantalum	King-Tan Tantalum Industry Ltd	CHINA
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA	CID000973
Tantalum	Kyocera	JAPAN
Tantalum	LSM Brasil S.A.	BRAZIL	CID001076
Tantalum	Metal Do Co. Ltd.	JAPAN
Tantalum	METALDO Co., LTD.	JAPAN
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163
Tantalum	Meterion Advanced Materials Thin Film Products	UNITED STATES OF AMERICA
Tantalum	Metherma GmbH & Co KG	GERMANY
Tantalum	Mineração Taboca S.A.	BRAZIL	CID001175
Tantalum	Mitsui Mining & Smelting	CHINA
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001192
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001192
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001192
Tantalum	Molycorp Silmet A.S.	ESTONIA	CID001200
Tantalum	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tantalum	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tantalum	Newton, MA	UNITED STATES OF AMERICA
Tantalum	NingHua XingluoKeng Tungsten Mining CO., LID	CHINA
Tantalum	Ningxia Non-ferrous Metal Smeltery	CHINA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
Tantalum	Nitora Metals AG	SWITZERLAND
Tantalum	Noventa	MOZAMBIQUE
Tantalum	NTET, Thailand	THAILAND
Tantalum	Plansee	AUSTRIA
Tantalum	Plansee SE Liezen	AUSTRIA	CID002540
Tantalum	Plansee SE Reutte	AUSTRIA	CID002556
Tantalum	PM Kalco Inc	UNITED STATES OF AMERICA
Tantalum	PT Bangka Purta Karya	INDONESIA
Tantalum	PT Koba Tin	INDONESIA
Tantalum	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL	CID002707
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA	CID001522
Tantalum	SANDVIK HARD MAT.	FRANCE
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
Tantalum	Special Metals Wiggin LTD	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tantalum	Sumitomo Metal Mining Co. Ltd.	JAPAN
Tantalum	Taki Chemical Co., Ltd.	JAPAN	CID001869
Tantalum	Taki Chemicals	CHINA
Tantalum	Talison Minerals Pty Ltd	AUSTRALIA
Tantalum	Talley Metals	UNITED STATES OF AMERICA
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Tantalum Mining Corp. of Canada Ltd	CANADA
Tantalum	ThyssenKrupp Steel	UNITED STATES OF AMERICA
Tantalum	Triebacher	GERMANY
Tantalum	Ulba	RUSSIAN FEDERATION
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969
Tantalum	VISHAY TANTALUM	PANAMA
Tantalum	Wilbury Metals	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tantalum	Wolfram Company CJSC	RUSSIAN FEDERATION
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508
Tantalum	Yao gang xian mining	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	CID002307
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	KAZAKHSTAN
Tantalum	Yinchun Tantalum Nioboim Mine	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co Ltd	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA	CID002232
Tin	(Chenzhou) Co LTD Yifeng Tin Industry	CHINA
Tin	5N Plus Lübeck GmbH	GERMANY
Tin	A.M.P.E.R.E. Deutsch	GERMANY
Tin	Academy Precious Metals (China) Co., Ltd.	CHINA
Tin	ACuPowder International, LLC	UNITED STATES OF AMERICA
Tin	Ai-chia Industrial Co., Ltd.	CHINA
Tin	AIM Group	CANADA
Tin	AIM Group	CHINA
Tin	All armor Minoru industry (co ) Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Allied Material	JAPAN
Tin	Allied Metal Company	UNITED STATES OF AMERICA
Tin	ALLTECH METAL	FRANCE
Tin	alpha metal (YunNan) co., ltd	JAPAN
Tin	Al-Rec, LLC	UNITED STATES OF AMERICA
Tin	Aluminum Recovery Technologies	UNITED STATES OF AMERICA
Tin	Amalgamated Metal Corporation PLC	INDONESIA
Tin	Amalgamated Metal Corporation Plc	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Amalgamet	UNITED STATES OF AMERICA
Tin	American Iron and Metal	CANADA
Tin	Ami Bridge Enterprise Co., Ltd.	CHINA
Tin	Ami Bridge Enterprise Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	AMI Trading ( USA ) Inc	UNITED STATES OF AMERICA
Tin	An Thai Minerals Co., Ltd.	VIET NAM	CID002825
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Arco Alloys	UNITED STATES OF AMERICA
Tin	Assaf Conductors Ltd.	UNITED STATES OF AMERICA
Tin	ASUKA Industries Inc.	JAPAN
Tin	ATI Metalworking Products	UNITED STATES OF AMERICA
Tin	Atlantic Metals	UNITED STATES OF AMERICA
Tin	ATLAS PACIFIC CORPORATION	UNITED STATES OF AMERICA
Tin	Atotech	GERMANY
Tin	Audiua, Escardida	GERMANY
Tin	Audiua, Escardida	UNITED STATES OF AMERICA
Tin	AURA-II	UNITED STATES OF AMERICA
Tin	Aurubis	UNITED STATES OF AMERICA
Tin	Aurubis AG	GERMANY
Tin	Aurubis Netherlands	NETHERLANDS
Tin	Ausmelt Limited	AUSTRALIA
Tin	Average reduction	TAIWAN, PROVINCE OF CHINA
Tin	Ayrubis	UNITED STATES OF AMERICA
Tin	B T Solders Pvt Ltd	INDIA
Tin	Bangka Tin,Mentok,PT Timah (Persero) TBK	INDONESIA
Tin	Bao Steel has its own smelting lines	CHINA
Tin	Baoshida Swissmetal	SWITZERLAND
Tin	BASLINI TIN SRL	ITALY
Tin	Beck Aluminum	UNITED STATES OF AMERICA
Tin	Befesa Aluminio, S.L.	SPAIN
Tin	Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA
Tin	Best Metais e Soldas S.A.	BRAZIL
Tin	Bintulu	MALAYSIA
Tin	Boliden Bergsoe AB	SWEDEN
Tin	Bonoka Beliting	INDONESIA
Tin	BOYI METAL ELECTRO FTY.	CHINA
Tin	BRIGHT-E	CHINA
Tin	Brinkmann Chemie AG	GERMANY
Tin	Britannia Refined Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Bukit Timah	INDONESIA
Tin	Butterworth Smelter	MALAYSIA
Tin	California Metal - X	UNITED STATES OF AMERICA
Tin	Canadian Electrolytic Zinc LTD - CEZINC	CANADA
Tin	Canfield	UNITED STATES OF AMERICA
Tin	CapXon (Hongyuan)	INDONESIA
Tin	Central Copper Co., Ltd Zhejiang	CHINA
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL
Tin	CHAINBOW	INDONESIA
Tin	CHANCOSA HERMANOS, SL	SPAIN
Tin	ChaoYue	CHINA
Tin	Charter Wire	UNITED STATES OF AMERICA
Tin	Chemtreat Consultant	INDIA
Tin	Chengfeng Metals Co. Pte. Ltd.	SINGAPORE
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228
Tin	Chestnut Ridge Metals Trading LLC	UNITED STATES OF AMERICA
Tin	CHIA FAR	TAIWAN, PROVINCE OF CHINA
Tin	CHINA GUANGXI LIUZHOU CITY, TIN METAL MATERIALS BRANCH	CHINA
Tin	China Hiroshima Xi Nandan Chinese tin sets Foundation	CHINA
Tin	China Hongqiao Group Limited	CHINA
Tin	China Huaxi Group Nandan	CHINA
Tin	China Nandan Set	CHINA
Tin	China Tin Co.,Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	China Tin Smelter Co. Ltd.	CHINA
Tin	China YunXi mining	CHINA
Tin	Chinese GuangXi Nantan Inter Tin Group	CHINA
Tin	CIMSA, S.A.	SPAIN
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278
Tin	Codelco	CHILE
Tin	Colonial Metals	UNITED STATES OF AMERICA
Tin	Complejo Metalurgico Vinto S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Cooérativa Produtores de Cassiterita	BRAZIL
Tin	Cookson Alpha Metals (Shenzhen)Co.Ltd	CHINA
Tin	Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda	BRAZIL
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295
Tin	Cooperativa Produtores de Estanho	BRAZIL
Tin	Coopersanta	BRAZIL
Tin	COPPER 100	BRAZIL
Tin	Corporation Berhad (MSC)	MALAYSIA
Tin	CUSTOM ALLOY LIGHT METALS INC	UNITED STATES OF AMERICA
Tin	CV Ayi Jaya	INDONESIA	CID002570
Tin	CV DS Java Abadi	INDONESIA
Tin	CV Dua Sekawan	INDONESIA	CID002592
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Gita Pesona	INDONESIA	CID000306
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA	CID000313
Tin	CV Tiga Sekawan	INDONESIA	CID002593
Tin	CV United Smelting	INDONESIA	CID000315
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455
Tin	Dae Kil	CANADA
Tin	Dae Kil	KOREA (REPUBLIC OF)
Tin	Darley Dale Smelter	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Dawa Metals & Mining Co., Ltd.	JAPAN
Tin	De wei copper company	MALAYSIA
Tin	Dickmann s.r.l.	ITALY
Tin	Doctor of solder products Co., LTD	CHINA
Tin	Doi field Metals Co., Ltd.	JAPAN
Tin	Doino Kinzoku	JAPAN
Tin	DONGGUAN CITY XIDA SOLDERING TIN PRODUCTS CO	CHINA
Tin	Dongguan lason metel materials co,.ltd	CHINA
Tin	Dongguan LeCheng metal material Co.,LTD.	CHINA
Tin	Dongguan Qiandao Tin Co., Ltd	CHINA
Tin	Dongguan Yuecheng metal materials Co., Ltd.	CHINA
Tin	DONGGUANG JINNJI PRECISION DIE MACHINE INC.	CHINA
Tin	Dowa	JAPAN	CID000402
Tin	Dr. Ing. Max Schloetter GmbH & Co. KG	GERMANY
Tin	Dr. soldering tin products Co., Ltd.	CHINA
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	PERU
Tin	Eagle Brass	UNITED STATES OF AMERICA
Tin	EFD INC.	UNITED STATES OF AMERICA
Tin	Egli Fischer	SWITZERLAND
Tin	Eleco. Oy metal Pte	SINGAPORE
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572
Tin	Elmet S.L.U.	SPAIN	CID002774
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438
Tin	EMPERESA METALURGICA VINTO	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Empresa Metallurgica Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Empresa Metalurgica Vinto S.A. Localidad Vinto, Carretera a Potosí, Km. 7.5 Oruro / Bolivia	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Estanho de Rondônia S.A.	BRAZIL	CID000448
Tin	Exim Americana	MEXICO
Tin	Eximetal S.A.	ARGENTINA
Tin	F&X Electro-Materials Ltd.	CHINA
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Fenix Metals	POLAND	CID000468
Tin	Five Gold Steel Material Processing Dongguan Tangxia Re-sho	CHINA
Tin	Fortemedia Co., Ltd.	UNITED STATES OF AMERICA
Tin	Foshan Nanhai Tongding Metal Co., Ltd.	CHINA
Tin	Fuji Metal Mining Corp	JAPAN
Tin	Fuji Metal Mining Corp	TAIWAN, PROVINCE OF CHINA
Tin	Fuji Metal Mining Corp	THAILAND
Tin	Fundição Regali	BRAZIL
Tin	Fundipar	BRAZIL
Tin	Funsur	BRAZIL
Tin	GA AVRIL	UNITED STATES OF AMERICA
Tin	Gannan Tin Smelter	CHINA
Tin	Ganzhou City, Jiangxi Province on the Jewish Xinmao Tin Co., Ltd.	CHINA
Tin	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tin	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tin	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tin	GE JIU CITY DATUN CHENGFENG SMELTER	CHINA
Tin	Ge Jiu Lian Chang	CHINA
Tin	Gebrueder Kemper GMBH	GERMANY
Tin	Geib Refining Corporation	CHINA
Tin	Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA	CID002848
Tin	GEJIU GOLD SMELTER MINERALS CO.,LTD	CHINA
Tin	Gejiu Jinge Mining & Smelting Co.,Ltd	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA	CID002859
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538
Tin	GEJIU YE LIAN CHANG	CHINA
Tin	GEJIU YUNXIN COLORED ELECTROLYTIC CO.,LTD	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555
Tin	GeJiuShi in yunnan tin co., LTD	CHINA
Tin	Global Advanced Metals	UNITED STATES OF AMERICA
Tin	Gold Bell Group	CHINA
Tin	Gomat-e-K.	GERMANY
Tin	Gomat-e-K.	JAPAN
Tin	Grant Manufacturing & Alloying, Inc	UNITED STATES OF AMERICA
Tin	Greatgum Enterprise Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Greenworks	UNITED STATES OF AMERICA
Tin	Grik Perak Malaysia	MALAYSIA
Tin	Growing and Chemical (Suzhou) Co., Ltd.	CHINA
Tin	Guamg Xi Liu Zhou	CHINA
Tin	GuangDong Jiatian Stannum Products Co., Ltd	CHINA
Tin	GuangDong Jiatian Stannum Products Co., Ltd.	CHINA
Tin	GUANGXI HUAXI GROUP	CHINA
Tin	Guangxi Jin Lian	CHINA
Tin	GuangXi Liu Zhou	CHINA
Tin	Guangxi Nonferrous Metals Group ( Hechi Xinhua smelting limited company	CHINA
Tin	GuangXi PING GUI Flying Saucer Ltd Co	CHINA
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	CHINA
Tin	GUANGZHOU PACIFIC TINPLATE CO,.LTD.	CHINA
Tin	Guangzhou Special Copper & Electronics material Co.,LTD	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	CID002849
Tin	Guixi Smelter	CHINA
Tin	Gundong Copper Smelting Corporation	CHINA
Tin	H Kramer & Co	UNITED STATES OF AMERICA
Tin	H.J.Enthoven & Sons is a division of H.J.Enthoven Ltd	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA
Tin	Hana High Metal Co., Ltd	CHINA
Tin	HARADA METAL INDUSTRY CO., LTD.	JAPAN
Tin	Hawkins, Inc.	UNITED STATES OF AMERICA
Tin	Hayes Metals	NEW ZEALAND
Tin	Hayes Metals Pty Ltd	NEW ZEALAND
Tin	HeChi Metallurgical Chemical factory	CHINA
Tin	Heimerle + Meule GmbH	GERMANY
Tin	HENAN XINHAO SMEITER CO.,LTD	CHINA
Tin	HENAN ZHONGYUAN GOLD SMELTING LIMITED LIABILITY COMPANY.	CHINA
Tin	Heraeus Germany	GERMANY
Tin	Heraeus Materials Singapore Pte. Ltd.	SINGAPORE
Tin	Heraeus Materials Technology GmbH & Co. KG	GERMANY
Tin	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Tin	Heraeus Precious Metals GmbH & Co. KG	GHANA
Tin	Heraeus Technology Center	CHINA
Tin	Heraeus Technology Center	HONG KONG
Tin	Heraeus Zhaoyuan Precious Metal Meterials Co., Ltd.	CHINA
Tin	Highjent Technology	GERMANY
Tin	Highjent Technology	JAPAN
Tin	Hitachi Smelting Co., Ltd.	JAPAN
Tin	Honeywell Electronic Materials, Inc.	UNITED STATES OF AMERICA
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA
Tin	HONGTAIZHOU SMELTER	CHINA
Tin	Hop hing electroplating Company Zhejiang	CHINA
Tin	HUANGGANG CITY TONGDING METALLIC MATERIAL CO.LTD	CHINA
Tin	Huanggang Tongding metal materials Co., Ltd.	CHINA
Tin	Huaxi Group of Nandan	CHINA
Tin	Huaxi Guangxi Group	CHINA
Tin	HuaXi Metals Co.,Ltd	CHINA
Tin	Hudson Bay Mining & Smelting Co. HBMS CANADA	CANADA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760
Tin	Huizhou Tin High-tech Co., Ltd.	CHINA
Tin	Hulterworth Smelter	JAPAN
Tin	Hulterworth Smelter	MALAYSIA
Tin	Hunan Xianghualing tin Co. ltd	CHINA
Tin	Hunan Xianghualing tin Co. ltd	JAPAN
Tin	Huntington Aluminum Inc	UNITED STATES OF AMERICA
Tin	Huron Valley Steel Corp	UNITED STATES OF AMERICA
Tin	Iberica de Aleaciones Ligeras, S.L.U.	SPAIN
Tin	IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL
Tin	Impag AG	SWITZERLAND
Tin	Imperial Aluminum	UNITED STATES OF AMERICA
Tin	Imperial Zinc Corp	UNITED STATES OF AMERICA
Tin	Imperial Zinc Corporation	UNITED STATES OF AMERICA
Tin	INBRA IND E COM DE METAIS LTDA	BRAZIL
Tin	Inbra Ind E Comercio De Metals LTDA	BRAZIL
Tin	Incesa Comp. Elétricos Ltda	BRAZIL
Tin	INCREASINGLY AND CHEMICAL (SUZHOU) CO., LTD	CHINA
Tin	Ind. Minera Mexico	MEXICO
Tin	Indoneisan State Tin Corporation Mentok Smelter	INDONESIA
Tin	Indonesia Tin Corp	INDONESIA
Tin	Indonesian state tin corporation	INDONESIA
Tin	Indra Eramulti Logam	CHINA
Tin	Indra Eramulti Logam, IMLI	INDONESIA
Tin	Industria Brasileira de Ferro Ligas Ltda	BRAZIL
Tin	Ing.Josef Kořínek	CZECH REPUBLIC
Tin	INNOVATION FACTORY, OLD TOWN, GEJIU, HONGHE HANI YI AUTONOMOUS PREFECTURE,YUNNAN ,CHINA	CHINA
Tin	IPS	FRANCE
Tin	IPS (Suzhou) New Materials Co., Ltd.	CHINA
Tin	ISHIHARA CHEMICAL CO., LTD.	JAPAN
Tin	ISHIKAWA METAL CO., LTD.	JAPAN
Tin	i-TSCL	GERMANY
Tin	JalanPantai/Malaysia	MALAYSIA
Tin	JAPAN NEW METALS CO., LTD.	JAPAN
Tin	Japan Refining Co., Ltd.	JAPAN
Tin	JAU JANQ ENTERPRISE CO., LTD.	MALAYSIA
Tin	JAU JANQ ENTERPRISE CO., LTD.	TAIWAN, PROVINCE OF CHINA
Tin	Jia Tian	CHINA
Tin	JIA WANG Technology solder product	CHINA
Tin	Jiang Jia Wang Technology Co.	CHINA
Tin	Jiangmen Huayuan Industry Co., Ltd.	CHINA
Tin	Jiangsu Xinhai Copper Co.,Ltd.	CHINA
Tin	Jiangxi Copper Company Limited	CHINA
Tin	JiangXi JiaWang	CHINA
Tin	Jiangxi Jinshunda Tin Co., Ltd.	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244
Tin	Jiangxi Nanshan	CHINA
Tin	Jiangxi Tungsten Industry Co Ltd	CHINA
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tin	JiangxiShunda Huichang Kam Tin Co., Ltd.	CHINA
Tin	Jiangxu JiaWang	CHINA
Tin	JinDa Metal Co., Ltd.	CHINA
Tin	JU TAI INDUSTRIAL CO.,LTD.	BELGIUM
Tin	JU TAI INDUSTRIAL CO.,LTD.	CHINA
Tin	JX Nippon Mining & Metals Co., Ltd	INDONESIA
Tin	JX Nippon Mining & Metals Co., Ltd	JAPAN
Tin	JX Nippon Mining & Metals Corporation	JAPAN
Tin	Kaimeng (Gejiu) Industry and Trade Co., Ltd.	CHINA
Tin	Katabang	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Katapang	CHINA
Tin	Keeling & Walker Limited	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Kewei Tin Co.,ltd	CHINA
Tin	KIHONG T & G	INDONESIA
Tin	KME France	FRANCE
Tin	Koba Tin	INDONESIA
Tin	Koepp Schaum GmbH	GERMANY
Tin	Kovohute Pribram Nastupnicka, A.S.	CZECH REPUBLIC
Tin	KU PING ENTERPRISE CO., LTD.	CHINA
Tin	Kunshan Chengli Tin Co., Ltd	CHINA
Tin	Kunshan shenghan	CHINA
Tin	Kunshan Shing Lee solder Manufacturing Co., Ltd.	CHINA
Tin	Kunshan Xin Ding metal material Limited company	CHINA
Tin	Kunshan xiubo	CHINA
Tin	kyocera	JAPAN
Tin	Laibin China Tin Smelting Co., Ltd.	CHINA
Tin	LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.	CHINA
Tin	Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA
Tin	Leybold Co., Ltd.	JAPAN
Tin	LEYBOLD CO.,LTD.	JAPAN
Tin	LG INTERNATIONAL Corp.	KOREA (REPUBLIC OF)
Tin	LI CHUN METALS CO., LTD.	TAIWAN, PROVINCE OF CHINA
Tin	Li Hong, Wuxi Electronic Materials Co., Ltd	CHINA
Tin	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin	LiQiao plating	CHINA
Tin	Liuzhou Smelter	CHINA
Tin	Lübeck GmbH	GERMANY
Tin	Lupon Enterprise Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	LUPON ENTERPRISE CO., LTD	CHINA
Tin	M&R Claushuis BV	NETHERLANDS
Tin	M/s ECO Tropical Resources	SINGAPORE
Tin	Ma On Shuguang Smelting Plant	CHINA
Tin	Maanshan Dongshen electronic material factory	CHINA
Tin	MacDermid	UNITED STATES OF AMERICA
Tin	MacDermid GmbH	GERMANY
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468
Tin	Malaysia Aluminium & Alloy Sdn.Bhd	MALAYSIA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
Tin	MANAAS MEYERLARGICAL	INDIA
Tin	MARCO METALES DE MEXICO, S. DE R.L. DE C.V.	MEXICO
Tin	MBO	FRANCE
Tin	MCP Metal Specialist Inc.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Mecomsa, S.A. de C.V.	PERU
Tin	Medeko Cast S.R.O.	SLOVAKIA (Slovak Republic)
Tin	Melt Metais e Ligas S.A.	BRAZIL	CID002500
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Met-AL	UNITED STATES OF AMERICA
Tin	Metal Source, LLC	UNITED STATES OF AMERICA
Tin	Metal (Material Mafr)	TAIWAN, PROVINCE OF CHINA
Tin	Metal Alloy (India)	INDIA
Tin	Metal Exchange	UNITED STATES OF AMERICA
Tin	Metallic Resources Inc	UNITED STATES OF AMERICA
Tin	Metallo-Chimique N.V.	BELGIUM	CID002773
Tin	Metallum Metal Trading Company	SWITZERLAND
Tin	Metalor Chimique	BELGIUM
Tin	Metro Alloys	UNITED STATES OF AMERICA
Tin	Midland Industries, Inc.	UNITED STATES OF AMERICA
Tin	Mineração Taboca S.A.	BRAZIL	CID001173
Tin	Mineral-Metal s.r.o.	CZECH REPUBLIC
Tin	Ming Li Jia smelt Metal Factory	BRAZIL
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Minmetals ganzhou Tin Co. Ltd.	CHINA
Tin	Minsur	BRAZIL
Tin	Minsur	INDONESIA
Tin	Minsur	PERU	CID001182
Tin	Minsur	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Minsur	UNITED STATES OF AMERICA
Tin	Minsur S.A. Tin Metal	PERU
Tin	Minsur, Chengfeng Metals Co Pte Ltd	CHINA
Tin	Mistubishi Materials Corporation	JAPAN
Tin	Misue Tin Smelter and Refinery	PERU
Tin	Mitsubishi	TAIWAN, PROVINCE OF CHINA
Tin	Mitsubishi Corporation RtM Japan Ltd.	INDONESIA
Tin	Mitsubishi Materials Corporation	INDONESIA
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191
Tin	Mitsubishi Materials Corporation	TAIWAN, PROVINCE OF CHINA
Tin	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tin	Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN
Tin	Modeltech Sdn Bhd	MALAYSIA	CID002858
Tin	Morigin Company	JAPAN
Tin	N.E. CHEMCAT CORPORATION	JAPAN
Tin	Nancang Metal Material Co.,Ltd	CHINA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231
Tin	Nathan Trotter & Co	UNITED STATES OF AMERICA
Tin	Nathan Trotter & Co INC.	PERU
Tin	NENTIOK	INDONESIA
Tin	New Mining Co., Ltd.	CHINA
Tin	Ney Metals and Alloys	INDONESIA
Tin	Ney Metals and Alloys	UNITED STATES OF AMERICA
Tin	NGHE TIN NON-FERROUS METAL	CHINA
Tin	NGHE TIN NON-FERROUS METAL	INDONESIA
Tin	Nghe Tinh Non-Ferrous Metal	CHINA
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573
Tin	Nihon Kagaku Sangyo Co., Ltd	JAPAN
Tin	Nikkei MC Aluminum Co., Ltd	JAPAN
Tin	NINGBO CITY CHANGZHEN COPPER CO.,LTD	CHINA
Tin	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tin	NITAH	INDONESIA
Tin	Norteña de Metales, SA	SPAIN
Tin	Northern Smelter	AUSTRALIA
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tin	Nrudakoto Ltd.	JAPAN
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517
Tin	Ohio Precious Metals, LLC	UNITED STATES OF AMERICA
Tin	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337
Tin	Palm International	PERU
Tin	Palm International	UNITED STATES OF AMERICA
Tin	PBT	FRANCE
Tin	Pemali Tine Mine	INDONESIA
Tin	Philippine Associated Smelting and Refing Corporation	PHILIPPINES
Tin	Phoenix Metal Ltd.	RWANDA	CID002507
Tin	PIREKS	TURKEY
Tin	Plansee	AUSTRIA
Tin	Plant of metals and alloys CJSC	RUSSIAN FEDERATION
Tin	PLATİN KALIP DÖKÜM SAN.VE TİC.LTD.ŞTİ	TURKEY
Tin	Poongsan Corporation	KOREA (REPUBLIC OF)
Tin	Prifer Com de Sucata	BRAZIL
Tin	Pro Wu Xianggui Mining Co., Ltd.	CHINA
Tin	Productos Minerales del Norte S.A. de C.V.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA	CID000309
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503
Tin	PT Babel Inti Perkasa	INDONESIA	CID001402
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA	CID002776
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA	CID001419
Tin	PT Banka Kudai Tin	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Bukit Timah	INDONESIA	CID001428
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696
Tin	PT CITRALOGAM ALPHASEJAHTERA	INDONESIA
Tin	PT Donna Kembara Jaya	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA	CID001434
Tin	PT Eunindo Usaha Mandiri	INDONESIA	CID001438
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA	CID002530
Tin	PT Justindo	INDONESIA	CID000307
Tin	PT Karimun Mining	INDONESIA	CID001448
Tin	PT Kijang Jaya Mandiri	INDONESIA	CID002829
Tin	PT KOBA TIN	INDONESIA
Tin	PT Koba Tin	MALAYSIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA	CID001453
Tin	PT NATARI	INDONESIA
Tin	PT O.M. Indonesia	INDONESIA	CID002757
Tin	PT Panca Mega Persada	INDONESIA	CID001457
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA	CID001458
Tin	PT Refined Bangka Tin	INDONESIA	CID001460
Tin	PT Refined Bangka Tin	PERU
Tin	PT Refined Banka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463
Tin	PT Seirama Tin Investment	INDONESIA
Tin	PT Singkep Times Utama	INDONESIA
Tin	PT Smelting	MALAYSIA
Tin	PT Solder Indonesia	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468
Tin	PT Sukses Inti Makmur	INDONESIA	CID002816
Tin	PT Sumber Jaya Indah	INDONESIA	CID001471
Tin	PT Sumber Jaya Indah	MALAYSIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Tambang Timah	SINGAPORE
Tin	PT Tambank	INDONESIA
Tin	PT Tanloaug Timah	INDONESIA
Tin	PT Tanloaug Tinah	INDONESIA
Tin	PT Timah (Pereso) Tbk	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA	CID001477
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482
Tin	PT Timah Bolivia	BOLIVIA (PLURINATIONAL STATE OF)
Tin	PT TIMAH TIN	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490
Tin	PT Tirus Putra Mandiri	INDONESIA	CID002478
Tin	PT Tommy Utama	INDONESIA	CID001493
Tin	PT Wahana Perkit Jaya	INDONESIA	CID002479
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT. Bangka Kudai Tin	INDONESIA
Tin	Pt. Hanjaya Perkasa Metals	INDONESIA
Tin	PT. Solder indonesia	INDONESIA
Tin	PT.ATD Makmur Mandiri	INDONESIA
Tin	PT.CITRALOGAM ALPHASEJAHTERA	INDONESIA
Tin	PT.HANJAYA PERKASA METALS	INDONESIA
Tin	Rahman Hydraulic Tin Berhad	MALAYSIA
Tin	Rahman Hydrulic Tin Sdn Bhd	INDONESIA
Tin	Recycling Services of Indiana	UNITED STATES OF AMERICA
Tin	REFIAL, S.L.	SPAIN
Tin	Resind Indústria e Comércio Ltda.	BRAZIL	CID002706
Tin	Rohm & Haas	GERMANY
Tin	RST	GERMANY
Tin	RT Refined Banka Tin	INDONESIA
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	S. Izaguirre	SPAIN
Tin	SA Minsur	PERU
Tin	SACAL SPA	ITALY
Tin	saitamaken irumasi sayama ke hara	JAPAN
Tin	Samatron	KOREA (REPUBLIC OF)
Tin	Sambo Industry	KOREA (REPUBLIC OF)
Tin	Samhwa non.ferrous Metal ind.co.ltd	JAPAN
Tin	Samhwa Non-ferrorus Metal Ind. Co. Ltd	KOREA (REPUBLIC OF)
Tin	SARBAK	TURKEY
Tin	SCHUMANN	UNITED STATES OF AMERICA
Tin	Senju Metal Industry Co., Ltd.	JAPAN
Tin	Senju Metal Industry Co., Ltd.	MALAYSIA
Tin	Service Aluminum	UNITED STATES OF AMERICA
Tin	SGS	BRAZIL
Tin	SGS BOLIVIA S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Shan Tou Shi Yong Yuan Jin shu Zai Sheng Co., Ltd.	CHINA
Tin	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA
Tin	Shang Dong Zhao Jin Li Fu Noble Metal Co., Ltd.	CHINA
Tin	Shanghai Hubao Coppe	CHINA
Tin	Shanghai Sigma Metals Inc.	CHINA
Tin	Shanghai Yuanhao Surface Finishing Co., Ltd.	CHINA
Tin	Shantou xi kuang	CHINA
Tin	Shao Xing Tian Long Tin Materials Co., Ltd.	CHINA
Tin	SHAOXING TIANLONG TIN MATERIALS	CHINA
Tin	Shapiro Metals	UNITED STATES OF AMERICA
Tin	shen zhen qi xiang da hua gong gong si	CHINA
Tin	Shen Zhen Rui Yun Feng Industry Co.,Ltd	CHINA
Tin	Shenzhen Aijiafa Industrial Co., Ltd.	CHINA
Tin	Shenzhen Chemicals & Light Industry Co., Ltd.	CHINA
Tin	Shenzhen Fujun Material Technology Co., LTD	CHINA
Tin	SHENZHEN HONGCHANG METAL MANUFACTURING FACTORY.	CHINA
Tin	Shenzhen keaixin Technology	CHINA
Tin	Shenzhen Qi Xiang da Hua Gong Gong Si	CHINA
Tin	SHENZHEN RED CLOUD CROWN TIN LIMITED	CHINA
Tin	Shikishima Aluminum Inc./Fukui Factory	JAPAN
Tin	Shuer Der Industry (Jiangsu) Co., Ltd.	CHINA
Tin	Sichuan Guanghan Jiangnan casting smelters	CHINA
Tin	SIGMA TIN ALLOY CO., LTD.	CHINA
Tin	SIPI METALS CORP	UNITED STATES OF AMERICA
Tin	ŞİRVANLI MET.İŞL.SAN.TİC.AŞ	TURKEY
Tin	Sizer Metals PTE	SINGAPORE
Tin	Sizer Metals Pte. Ltd.	SINGAPORE
Tin	Smclting&Refining	THAILAND
Tin	Smelter Co. Ltd, Linqu Xianggui	CHINA
Tin	SMM	JAPAN
Tin	Soft Metais Ltda.	BRAZIL	CID001758
Tin	Soft Metais Ltda.	CHINA
Tin	Solder Coat Co., Ltd.	JAPAN
Tin	SONGWON	KOREA (REPUBLIC OF)
Tin	SORIMETAL	FRANCE
Tin	Spectro Alloys	UNITED STATES OF AMERICA
Tin	SPTE	CHINA
Tin	Stanindo Inte Perkasa	INDONESIA
Tin	Stanton A. Moss, Inc.	UNITED STATES OF AMERICA
Tin	State Metal	UNITED STATES OF AMERICA
Tin	Strambini F. Boroni V. snc	ITALY
Tin	STRETTI	CHINA
Tin	Stretti	MALAYSIA
Tin	Suddeutsche Metallhandels-gesellschaft mbH	BRAZIL
Tin	Süddeutsche Metallhandels-gesellschaft mbH	GERMANY
Tin	Sumisho Material Corp.	JAPAN
Tin	Sumitomo Metal Mining Co. Ltd.	CANADA
Tin	Sumitomo Metal Mining Co. Ltd.	JAPAN
Tin	Suzhou Cangsong Metal Product Co., Ltd	CHINA
Tin	Suzhou Chemical Co., Ltd.	CHINA
Tin	Suzhou Nuonenga Chemical Co., Ltd.	CHINA
Tin	swissmetal	SWITZERLAND
Tin	Taboca	THAILAND
Tin	Taicang City Nancang Metal Material Co., Ltd	CHINA
Tin	Taiwan qinggao qiye you xian gong si	TAIWAN, PROVINCE OF CHINA
Tin	Taiwan Tin Company	MALAYSIA
Tin	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Tin	Tamura Corporation	JAPAN
Tin	Tanaka Kikinzoku kogyo K.K.	JAPAN
Tin	Tantalite Resources	SOUTH AFRICA
Tin	Technic Inc	UNITED STATES OF AMERICA
Tin	Teck Metals LTD	CANADA
Tin	Tennant Metal Pty. Ltd.	AUSTRALIA
Tin	Tennessee Aluminum Processors	UNITED STATES OF AMERICA
Tin	Termomecanica	BRAZIL
Tin	Thai Sarco	THAILAND
Tin	Thai Sarco Thailand	TAIWAN, PROVINCE OF CHINA
Tin	THAILAND MINE FACTORY	THAILAND
Tin	THAILAND SMELTING AND REFINING CO. LTD	THAILAND
Tin	Thaisarco	THAILAND	CID001898
Tin	The Miller Company	UNITED STATES OF AMERICA
Tin	THEY MING INDUSTRIAL CO.,LTD	TAIWAN, PROVINCE OF CHINA
Tin	ThyssenKrupp	GERMANY
Tin	ThyssenKrupp Steel	UNITED STATES OF AMERICA
Tin	Tiancheng Metal Materials Co., Ltd.	CHINA
Tin	Tianjin Environmental Protection Technology Co., Ltd.	CHINA
Tin	Tianjin Huamei	GERMANY
Tin	Tianshui ling bo technology co., Ltd.	CHINA
Tin	TIANSHUI LONG BO TECHNOLOGY CO., Ltd.	CHINA
Tin	TIANSHUI LONGBO BUSINESS & TRADE CO.,LTD.	CHINA
Tin	TIB Chemicals AG	GERMANY
Tin	TIMAH	INDONESIA
Tin	Tin Co., Ltd. Minmetals Ganzhou	CHINA
Tin	Tisamatic	MEXICO
Tin	Tochij	JAPAN
Tin	Tokuriki Tokyo Melters Assayers	JAPAN
Tin	Tong Ding Metal Co., Ltd.	CHINA
Tin	Tong Ding Metal Materials Co., Ltd.	CHINA
Tin	Trade Secret	INDONESIA
Tin	Traxys	FRANCE
Tin	Trialco Inc.	UNITED STATES OF AMERICA
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574
Tin	UBS METALOR	SWITZERLAND
Tin	Umicore Haboken	BELGIUM
Tin	Umicore Precious Metal (S) Pte Ltd.	SINGAPORE
Tin	Undoneisan State Tin Corporation Mentok Smelter	INDONESIA
Tin	Uni Bros Metal Pte. Ltd.	SINGAPORE
Tin	UNIFORCE METAL INDUSTRIAL CORP.	CHINA
Tin	Uniforce Metal Industrial Corp.	INDONESIA
Tin	UNIFORCE METAL INDUSTRIAL CORP.	TAIWAN, PROVINCE OF CHINA
Tin	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Tin	UNITED SMELTER	INDONESIA
Tin	Vedani Carlo Metalli	ITALY
Tin	VERTEX METALS INCORPORATION	TAIWAN, PROVINCE OF CHINA
Tin	Vishay Intertechnology	CHINA
Tin	VQB MINERAL AND TRADING GROUP JOINT STOCK COMPANY	SINGAPORE
Tin	VQB Mineral and Trading Group JSC	VIET NAM	CID002015
Tin	Wang Yu Manufacturing Co. Ltd.	CHINA
Tin	Well-Lin Enterprise Co Ltd	TAIWAN, PROVINCE OF CHINA
Tin	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Tin	Westmetall GmbH & Co.KG	GERMANY
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036
Tin	Wieland AG	GERMANY
Tin	Wieland Metals	UNITED STATES OF AMERICA
Tin	Wieland-Werke AG	GERMANY
Tin	Wilhelm Grillo Handelsgesellschaft mbH	GERMANY
Tin	Wilhelm Westmetall	GERMANY
Tin	Win Tin Co., Ltd. Yongkang Hiroshima	CHINA
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA
Tin	Winter Metalle GmbH	GERMANY
Tin	Wolfram Company CJSC	RUSSIAN FEDERATION
Tin	Wonil Metal Co Ltd	KOREA (REPUBLIC OF)
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	Wujiang City Luxu Tin Factory	CHINA
Tin	WUXI YUNXI SANYE SOLDER FACTORY	CHINA
Tin	Xia Yi Metal Industries (shares) Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Xia Yi Metal Industries (shares) Ltd.	CHINA
Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA
Tin	Xiamen Honglu Tungsten Molybdenum Industry Co., Ltd.	CHINA
Tin	Xianghualing Tin Industry Co., Ltd.	CHINA
Tin	XIN FURUKAWA METAL(WUXI)CO.,LTD	CHINA
Tin	Xin Tongding	CHINA
Tin	XIN WANG copper smelter	CHINA
Tin	Xingrui Noble Metal Material Co., Ltd.	CHINA
Tin	Xinjian Mining Corporation	CHINA
Tin	Xinke precision copper strip Co., Ltd.	CHINA
Tin	Xinmao Tin Corp., Ltd.	CHINA
Tin	Xinmao Xiye (Tin Company)	CHINA
Tin	Xizmen Tungsten Co., Ltd.	CHINA
Tin	Yannan Tin Group (Holding) Co., Ltd	CHINA
Tin	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA
Tin	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Tin	YAO ZHANG ENTERPRISE CO., LTD.	CHINA
Tin	YAO ZHANG ENTERPRISE CO., LTD.	TAIWAN, PROVINCE OF CHINA
Tin	YE CHIU METAL SMELTING SDN.BHD	MALAYSIA
Tin	Yifeng Tin	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co., Ltd.	CHINA
Tin	Yuecheng Tin com.,LTD	CHINA
Tin	yun nan xi ye gufen youxian gongsi	CHINA
Tin	YUNAN CHENGFENG NONFERROUS METALS CO.,LTD	CHINA
Tin	Yun'an Dian'xi Tin Mine	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Tin	Yunnan Chengo Electric Smelting Plant	CHINA
Tin	Yunnan Copper Zinc Industry Co., Ltd.	CHINA
Tin	Yunnan Dianxi Tin Mine	CHINA
Tin	YunNan GeJiu Jin Ye Mineral Co., Ltd.	CHINA
Tin	Yunnan old colored cloud new electrolysis Ltd.	CHINA
Tin	Yunnan Tin Company Limited	CHINA	CID002180
Tin	Yunnan Xi YE	CHINA
Tin	Yunnan xiangyunfeilong Non-Ferrous Metals Co.Ltd.	CHINA
Tin	Yunnan Xiye Co.ltd	CHINA
Tin	YUNNAN YUN SHARES OF COPPER-ZINC INDUSTRY LIMITED	CHINA
Tin	Yunnan, China Rare Metal Materials Company	CHINA
Tin	YunnanTinco.,Ltd.	CHINA
Tin	YUNNNANCHENGFENG NON-FERROUS METALS Co.,Ltd	CHINA
Tin	Yuntinic Chemical GmbH	GERMANY
Tin	YUNXI, YUNNAN	CHINA
Tin	Yun'xin Non-ferrous Electroanalysis Ltd.	CHINA
Tin	Yutinic Reousrces	UNITED STATES OF AMERICA
Tin	ZAFER ALÜMİNYUM DÖK.LTD.ŞTİ	TURKEY
Tin	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tin	Zhaojin Gold and Silver Refinery Limited	CHINA
Tin	ZHEJIANG KEYU METAL MATERIAL CO.,LTD	CHINA
Tin	ZHENXIONG COPPER GROUP CO., LTD	CHINA
Tin	Zhongjin GOLDCORP.,LTD	CHINA
Tin	Zhongshan Jinye Smelting Co., Ltd	CHINA
Tin	ZhongShi	CHINA
Tin	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Tin	Zhuhai Co., Ltd. Hai Yuxin Xi	CHINA
Tin	Zhuhai Haiyuxin Tin Products Co., Ltd.	CHINA
Tin	Zhuhai Horyison Solder Co.,Ltd	CHINA
Tin	ZHUZHOU SMELTER GROUP CO., LTD	CHINA
Tin	Zi Jin Copper	CHINA
Tin	Zijin Mining Industry Corporation ( Shanghang) gold smelting plant	CHINA
Tungsten	A.L.M.T. TUNGSTEN Corp.	CHINA
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004
Tungsten	A.M.P.E.R.E. Alloys	FRANCE
Tungsten	AB FERROLEGERINGAR	SWEDEN
Tungsten	ACL Metais Eireli	BRAZIL	CID002833
Tungsten	Advanced Alloy Services	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tungsten	Air Liquide Far Eastern	FRANCE
Tungsten	Air Liquide Far Eastern	KOREA (REPUBLIC OF)
Tungsten	Alluter Technology (Shenzhen) Co., Ltd.	CHINA
Tungsten	Allydne Powder Technologies	UNITED STATES OF AMERICA
Tungsten	Alta Group	UNITED STATES OF AMERICA
Tungsten	Altlantic Metals	UNITED STATES OF AMERICA
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502
Tungsten	ATI Firth Sterling	UNITED STATES OF AMERICA
Tungsten	Atlantic Metals	UNITED STATES OF AMERICA
Tungsten	Aubert & Duval	FRANCE
Tungsten	Axis Material Limited	JAPAN
Tungsten	BeiJing General Research Institute of Mining & Metallurgy	CHINA
Tungsten	Buffalo Tungsten	CHINA
Tungsten	ChangChun up-optech	CHINA
Tungsten	Chengdu Hongbo Industrial co,Ltd	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513
Tungsten	Chenzhou, Hunan, China (China Minmetals Non-ferrous Metals Holding Co.,Ltd)	CHINA
Tungsten	Chenzhou,Chenzhou Mining Group	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258
Tungsten	Chunbao Carbide Science & Technology Co.,Ltd	TAIWAN, PROVINCE OF CHINA
Tungsten	COOKSON SEMPSA	SPAIN
Tungsten	CWB Materials	UNITED STATES OF AMERICA
Tungsten	DAIDO STEEL	INDONESIA
Tungsten	DAIDO STEEL	JAPAN
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	CID002518
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA	CID000345
Tungsten	Degutea	KOREA (REPUBLIC OF)
Tungsten	Emei Hengdong	CHINA
Tungsten	Foshan Nanhai Xihai Metal material Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499
Tungsten	Ganshou Grand Sea W & Mo Group Co Ltd	CHINA
Tungsten	Ganshou Sinda W & Mo Co., Ltd.	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
Tungsten	GANZHOU TEJING TUNGSTEN & MOLYBDENUM CO.,LTD	CHINA
Tungsten	Ganzhou Xin Yu mine smelting Ltd.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	CID002536
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218
Tungsten	H.C. Starck GmbH	GERMANY	CID002541
Tungsten	H.C. Starck Group	UNITED STATES OF AMERICA
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002542
Tungsten	Heng Yang Yuan Jing Tungsten Co., Ltd	CHINA
Tungsten	Heyuan carbide co., LTD	CHINA
Tungsten	Hitachi Metals, Ltd.	JAPAN
Tungsten	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA
Tungsten	Hunan Changda Vanadium Tungsten Company	CHINA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766
Tungsten	Hunan Chenzhou Mining Group Co	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	CID002579
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Tungsten	Hunan Chuangda Vandadium Tungsten Co., Ltd. Yanglin	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769
Tungsten	Hunan Nonferrous Group Xintianling Wolfram Mine Co., Ltd	CHINA
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd	CHINA
Tungsten	Huzhou Cemeted Carbide Works Imp. & Exp. Co	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649
Tungsten	IBG China	CHINA
Tungsten	IES Technical Sales	UNITED STATES OF AMERICA
Tungsten	ILJIN DIAMOND CO., LTD	KOREA (REPUBLIC OF)
Tungsten	Integrated Circuit	KOREA (REPUBLIC OF)
Tungsten	Izawa Metal Co., Ltd	JAPAN
Tungsten	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825
Tungsten	JCC	CHINA
Tungsten	JIAN DE CITY HENGSHAN TUNGSTEN INDUSTRY	CHINA
Tungsten	JIANGSU HETIAN SCI-TECH MATERIAL CO.,LTD	CHINA
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
Tungsten	Jiangxi Copper Company Limited	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	CID002647
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
Tungsten	Jiangxi Rare Earth & Metals Tungsten Group Corp.	CHINA
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318
Tungsten	Jiangxi Tungsten Industry Group Co Ltd	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	CID002535
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316
Tungsten	Jianqxi Rare Earth & Rare Metals Tungsten Group	CHINA
Tungsten	Jingxi Tungsten Co Ltd	CHINA
Tungsten	Jinzhou Xingye Smelt Duty Corp., Ltd.	CHINA
Tungsten	JX Nippon Mining & Metals Co., Ltd	JAPAN
Tungsten	JX Nippon Mining & Metals Co., Ltd.	CHINA
Tungsten	KYORITSU GOKIN CO.,LTD.	JAPAN
Tungsten	Lin'an Guanghua Mining Co., Ltd	CHINA
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co. Ltd	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319
Tungsten	Materion	UNITED STATES OF AMERICA
Tungsten	Micro 100	UNITED STATES OF AMERICA
Tungsten	Midwest Tungsten Wire Co.	UNITED STATES OF AMERICA
Tungsten	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tungsten	Minpro AB	SWEDEN
Tungsten	Mitsui & Co Precious Metals Inc	JAPAN
Tungsten	Mitsui Mining & Smelting	JAPAN
Tungsten	Moliren Ltd	RUSSIAN FEDERATION	CID002845
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	Ninghua Xingluokeng Tungsten Mine Co., Ltd.	CHINA
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten	NIPPON MINING & METALS	CHINA
Tungsten	Nippon Tungsten Co., Ltd	JAPAN
Tungsten	North American Tungsten Corporation Ltd.	CANADA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	CID002543
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827
Tungsten	Plansee	AUSTRIA
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten	PT DS Jaya Abadi	INDONESIA
Tungsten	PT Stanindo Inti Perkasa	INDONESIA
Tungsten	PT Timah	INDONESIA
Tungsten	Saganoseki Smelter & Refinery	JAPAN
Tungsten	Sandvik Material Technology	SWEDEN
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	0
Tungsten	Scandmetal	BELGIUM
Tungsten	Sincemat Co, Ltd	CHINA
Tungsten	Sincemat Co.,Ltd.	CHINA
Tungsten	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	CID002815
Tungsten	Sumitomo Metal Mining Co. Ltd.	CANADA
Tungsten	Sumitomo Metal Mining Co. Ltd.	CHINA
Tungsten	Sumitomo Metal Mining Co. Ltd.	JAPAN
Tungsten	Sylham	UNITED STATES OF AMERICA
Tungsten	TaeguTec	KOREA (REPUBLIC OF)
Tungsten	Taicang City Nancang Metal Material Co., Ltd.	CHINA
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	CHINA
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN
Tungsten	Tanaka Kikinzoku Group	JAPAN
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	CID001889
Tungsten	ThyssenKrupp Steel	UNITED STATES OF AMERICA
Tungsten	Tokyo Metal Risosesu Co.,Ltd	JAPAN
Tungsten	Toshiba Material Co., Ltd	CHINA
Tungsten	Tosoh	UNITED STATES OF AMERICA
Tungsten	TOSOH SMD (SHANGHAI) CO., LTD	CHINA
Tungsten	Triumph Group, Inc	UNITED STATES OF AMERICA
Tungsten	Triumph Northwest	UNITED STATES OF AMERICA
Tungsten	ugitech	FRANCE
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	CID002724
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	CID002011
Tungsten	Voss Metals Company, Inc.	UNITED STATES OF AMERICA
Tungsten	Western Metal Materials Co.,ltd	CHINA
Tungsten	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tungsten	Williams Advanced Materials	JAPAN
Tungsten	Wolfram Bergbau und H?tten AG	AUSTRIA
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044
Tungsten	Wolfram Company CJSC	CHINA
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	WOLFRAM INDUSTRIE TRAUNSTEIN	GERMANY
Tungsten	Woltech Korea Co., Ltd.	KOREA (REPUBLIC OF)
Tungsten	W-Si靶材	JAPAN
Tungsten	Xiamen Carbide Ltd	CHINA
Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co., Ltd	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
Tungsten	Xianglu Tungsten Industry Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	CID002830
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095
Tungsten	Yano Metal	JAPAN
Tungsten	Zhangyuan Tungsten Co.,Ltd	CHINA
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd	CHINA
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA
Tungsten	Zhuzhou Decheng Non Ferrous Metals Industies Co., Ltd.	CHINA